                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5522

                         RIVERSOURCE SECTOR SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 06/30

Date of reporting period: 06/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DIVIDEND OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2009
(Prospectus also enclosed)

RIVERSOURCE DIVIDEND OPPORTUNITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME. SECONDARY OBJECTIVE IS GROWTH OF INCOME AND
CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   25

Statement of Operations............   26

Statements of Changes in Net
  Assets...........................   28

Financial Highlights...............   30

Notes to Financial Statements......   39

Report of Independent Registered
  Public Accounting Firm...........   56

Federal Income Tax Information.....   57

Board Members and Officers.........   58

Approval of Investment Management
  Services Agreement...............   62

Proxy Voting.......................   65




--------------------------------------------------------------------------------
                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Dividend Opportunity Fund Class A shares declined 23.98%
  (excluding sales charge) for the 12 months ended June 30, 2009.

> The Fund outperformed the Russell 1000(R) Value Index, which decreased 29.03%.

> The Fund outperformed its peer group, as represented by the Lipper Equity
  Income Funds Index, which fell 25.42% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Dividend Opportunity
  Fund Class A (excluding sales
  charge)                         -23.98%   -7.37%   +0.65%   -1.32%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -29.03%  -11.11%   -2.13%   -0.15%
---------------------------------------------------------------------
Lipper Equity Income Funds Index  -25.42%   -8.68%   -1.62%   -0.23%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, or visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in sales charge and expenses. The Fund's returns reflect the effect of fee waivers/expenses reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JUNE 30, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  8/1/88)                   -23.98%   -7.37%   +0.65%   -1.32%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -24.60%   -8.10%   -0.13%   -2.08%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -24.51%   -8.07%   -0.12%     N/A      -2.65%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -23.66%   -7.04%   +1.02%     N/A      +0.61%
---------------------------------------------------------------------------
Class R2 (inception
  8/1/08)                      N/A      N/A      N/A      N/A     -23.53%**
---------------------------------------------------------------------------
Class R3 (inception
  8/1/08)                      N/A      N/A      N/A      N/A     -23.34%**
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -23.86%   -7.13%   +0.87%   -1.11%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  8/1/08)                      N/A      N/A      N/A      N/A     -23.10%**
---------------------------------------------------------------------------
Class W (inception
  12/1/06)                  -24.01%     N/A      N/A      N/A     -12.80%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  8/1/88)                   -28.35%   -9.18%   -0.53%   -1.90%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -28.21%   -8.95%   -0.49%   -2.08%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -25.23%   -8.07%   -0.12%     N/A      -2.65%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



--------------------------------------------------------------------------------
4  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders:

RiverSource Dividend Opportunity Fund (the Fund) Class A shares declined 23.98% (excluding sales charge) for the 12 months ended June 30, 2009. The Fund outperformed the Russell 1000(R) Value Index (Russell Index), which decreased 29.03%. The Fund also outperformed its peer group, as represented by the Lipper Equity Income Funds Index, which fell 25.42% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct portions during the 12 months ended June 30, 2009 -- the second largest equity market correction ever and then the fifth biggest equity market recovery ever. It was the end of one era and the start of a new one. Indeed, it would be an understatement to call this fiscal year a tumultuous time, and it was certainly one during which all equity investors were forced to re-think what was "normal" market behavior.


SECTOR DIVERSIFICATION(1) (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      7.0%
------------------------------------------------
Consumer Staples                            9.0%
------------------------------------------------
Energy                                     16.8%
------------------------------------------------
Financials                                 12.2%
------------------------------------------------
Health Care                                11.0%
------------------------------------------------
Industrials                                 6.0%
------------------------------------------------
Information Technology                      4.6%
------------------------------------------------
Materials                                   8.7%
------------------------------------------------
Telecommunication Services                 14.6%
------------------------------------------------
Utilities                                   9.6%
------------------------------------------------
Other(2)                                    0.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of June 30, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty were signs that U.S. economic growth was moving into a recession, as evidenced by a waning consumer and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions either went bankrupt, were forced to merge or were taken over by the U.S. government. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less pessimistic and, in early March, "green shoots" began to appear. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the U.S. government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Consumer confidence took an upturn, and U.S. equities rallied strongly. Although the equity markets stalled somewhat as

TOP TEN HOLDINGS (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Chevron                                     3.8%
------------------------------------------------
BP ADR                                      3.4%
------------------------------------------------
Lorillard                                   3.2%
------------------------------------------------
AT&T                                        3.1%
------------------------------------------------
Verizon Communications                      2.9%
------------------------------------------------
Pfizer                                      2.7%
------------------------------------------------
Bristol-Myers Squibb                        2.6%
------------------------------------------------
Enbridge                                    2.0%
------------------------------------------------
Philip Morris Intl                          1.8%
------------------------------------------------
Bank of America                             1.8%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


the annual period came to a close, most of the major equity indices enjoyed gains through June, marking the fourth month in a row of equity gains. Despite growing concerns about building inflationary pressures, including oil prices that jumped more than 56% since the start of 2009, the equity markets' big push since early March primarily reflected a belief among investors that the economy was positioning for recovery.

Still, the late-period rally in the equity markets was not enough to recoup prior months' losses, and so virtually all equity asset classes generated steep double-digit declines for the 12-month period overall. Cyclical sectors within the Russell Index performed worst, including basic materials, energy, industrials and financials. More defensive sectors, such as consumer staples, health care and utilities held up best. Perhaps most surprisingly, the technology sector also generated strong returns, relative to the Russell Index, for the fiscal year.

Importantly, the Fund continued to increase its dividend payout at a rate greater than inflation during the annual period, despite economic weakness and market turmoil. The Fund was able to largely avoid the dividend cuts faced by the broader equity market (as represented by the S&P 500 Index). Also, the Fund maintained a net dividend yield at a level in excess of 150% of the broader market yield (as represented by the S&P 500 Index) during the annual period. The net dividend yield is the dividend yield after the deduction of fund expenses.

The Fund's absolute returns were certainly disappointing. While its strong relative results may be of limited solace, they do serve as testament to


  Importantly, the Fund continued to increase its dividend payout at a rate greater than inflation during the annual period, despite economic weakness and market turmoil.







--------------------------------------------------------------------------------
                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


our emphasis on both risk management and investment opportunity. The Fund's relative results benefited from both effective sector allocation and individual stock selection during the annual period. Having a significant exposure to consumer staples helped most, as this sector fulfilled its defensive role, particularly during the period from September through early March when market volatility was at its highest. Tobacco giant LORILLARD was a meaningful outperformer within this sector. Similarly, a sizable allocation to utilities helped, especially positions in telecommunications companies QWEST COMMUNICATIONS INTERNATIONAL and EMBARQ, which proved to be stable cash flow companies able to withstand the economic decline. Having only a modest allocation to the comparatively weaker performing capital goods industry group also boosted the Fund's results, as did stock selection within capital goods. For example, the Fund established a sizable position in construction machinery giant CATERPILLAR and increased its position in aerospace and defense manufacturer HONEYWELL INTERNATIONAL, both of which were standout performers during the annual period. The Fund held only a small position in GENERAL ELECTRIC, which declined substantially. We subsequently eliminated the Fund's position in General Electric by the end of the period. Stock selection was also effective in the health care sector, where pharmaceuticals companies BRISTOL-MYERS SQUIBB and BIOVAIL performed especially well. Elsewhere, positions in automotive parts and accessories manufacturer JOHNSON CONTROLS and digital in-network theatres provider NATIONAL CINEMEDIA were especially strong performers.

Having only a modest allocation to large commercial banks and other financials-related firms, which led the equity market rally during the latter months of the annual period, detracting from performance most. Positioning in U.S. BANCORP, WELLS FARGO, JPMORGAN CHASE and GOLDMAN SACHS particularly disappointed. Having a sizable allocation to chemicals also hurt, as a slowdown in global industrial production brought demand for these companies' products to a crawl. Positions in DOW CHEMICAL and E.I. DU PONT DE NEMOURS performed especially poorly. Elsewhere, positions in oil services firms HALLIBURTON and TRANSOCEAN detracted from the Fund's results.


--------------------------------------------------------------------------------
8  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's exposure to the capital goods industry group, a strategy which buoyed the Fund's results during the latter months of the annual period. We also increased the Fund's allocation to the technology sector, adding to the Fund's positions in semiconductor companies INTEL and TAIWAN SEMICONDUCTOR MANUFACTURING and establishing a new position in rigid disc drive manufacturer SEAGATE TECHNOLOGY.

We correspondingly reduced the Fund's exposure to the food and beverage products industry, trimming the Fund's positions in such companies as KRAFT FOODS and COCA-COLA. We also decreased the Fund's allocation to banks as they reduced their dividends and thus no longer fit with the Fund's investment strategy. Other than these noted changes, we made no meaningful changes to the Fund's portfolio during the period, maintaining a low 21% turnover rate.

OUR FUTURE STRATEGY
While certainly encouraged by the late-period equity market rally, we believe that the equity market will likely trade in a rather range-bound manner for the remainder of the calendar year, with the potential for volatility to spike again, depending on the ambitiousness of the U.S. government's agenda and the clarity of economic data. Valuations, we believe, remained modestly attractive at the end of June but certainly not as attractive as they were just a few months prior. Our view, therefore, remains positive going forward, though somewhat neutralized by both the robustness of the March-through-June rally and by our belief that the market will need to see better corporate revenues and earnings before achieving a more sustained upward trend.

Our longer-term view is a bit more bullish and so we intend to maintain the Fund's stance as more offensive rather than defensive. We believe that equity valuations at the end of June were still relatively attractive from a longer-term perspective and that returns on equity could be quite good. At the end of June, we were biased toward sectors and companies that we believe will be the beneficiaries of global economic growth, not just U.S. economic growth. For example, given our view of the lack of alternative energy sources as a viable realistic option for several years ahead, we intend to maintain an emphasis on natural gas companies and oil services companies within the energy sector. We expect to maintain an emphasis

--------------------------------------------------------------------------------
                  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


on technology, especially semiconductors, given its appealing long-term dynamics. While capital expenditures may have declined as of late, the demand for data on a global basis has not and we anticipate a rebound within several of these technology companies. We also favored basic materials and other industrial-related areas of the market at the end of June, given the development of infrastructure anticipated under various government stimulus packages. We expect to maintain the Fund's more modest exposure to traditionally defensive sectors, such as consumer staples and utilities.

Overall, we believe that individual stock selection will continue to be key to investment performance. As always, we intend to take positions in individual stocks across all of the industries and sectors in which the Fund invests when we believe we have identified factors that other investors have either missed, ignored or strongly disagree with, and whose share prices we believe have the potential to move higher. We intend to focus on larger-cap stocks and to continue to add stocks offering greater dividend-yield potential. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for the Fund's shareholders.

Even with the media focus on dividend cuts among financial companies and the U.S. equity market more broadly, we continue to believe that companies with a consistent high dividend payout and a commitment to growing its dividend will be among those most attractive to risk-tolerant investors seeking yield. We therefore intend to continue to seek opportunities for yield from investments in companies across a wide variety of sectors, including health care and utilities, in an effort to mitigate the risk of dividend cuts seen during the period among several companies within the financials sector. Indeed, as has been our strategy


--------------------------------------------------------------------------------
10  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


for some time now, we continue to seek a diversified mix of dividend-paying stocks, with a focus on large-cap, value-oriented companies.



(PHOTO - WARREN SPITZ)                                                (PHOTO - STEVE SCHROLL)
Warren Spitz                                                          Steve Schroll
Senior Portfolio Manager                                              Portfolio Manager

(PHOTO - LATON SPAHR)                                                 (PHOTO - PAUL STOCKING)

Laton Spahr, CFA(R)                                                   Paul Stocking
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Dividend Opportunity Fund Class A shares (from 7/1/99 to 6/30/09) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at June 30, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE DIVIDEND OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,165    $7,491    $9,738    $8,252
------------------------------------------------------------------------------------------
     Average annual total return                    -28.35%    -9.18%    -0.53%    -1.90%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                     $7,097    $7,024    $8,979    $9,855
------------------------------------------------------------------------------------------
     Average annual total return                    -29.03%   -11.11%    -2.13%    -0.15%
------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
     Cumulative value of $10,000                     $7,458    $7,615    $9,216    $9,767
------------------------------------------------------------------------------------------
     Average annual total return                    -25.42%    -8.68%    -1.62%    -0.23%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVIDEND OPPORTUNITY FUND LINE GRAPH)

                     RIVERSOURCE DIVIDEND
                       OPPORTUNITY FUND
                            CLASS A                             LIPPER EQUITY
                        (INCLUDES SALES      RUSSELL 1000       INCOME FUNDS
                           CHARGE)          VALUE INDEX(1)        INDEX(2)
                     --------------------    --------------    -----------------
06/30/99                    $ 9,425               $10,000             $10,000
9/99                          8,932                 9,020               9,183
12/99                         9,695                 9,511               9,556
3/00                         10,029                 9,557               9,479
6/00                          9,585                 9,109               9,343
9/00                         11,266                 9,825               9,926
12/00                        11,343                10,179              10,268
3/01                         10,628                 9,583               9,642
6/01                         10,173                10,051              10,062
9/01                          9,077                 8,950               9,050
12/01                         8,735                 9,610               9,734
3/02                          8,624                10,003              10,018
6/02                          7,733                 9,151               9,077
9/02                          6,370                 7,433               7,535
12/02                         6,859                 8,118               8,134
3/03                          6,597                 7,723               7,723
6/03                          7,546                 9,057               8,906
9/03                          7,410                 9,244               9,078
12/03                         7,995                10,556              10,235
3/04                          7,965                10,876              10,470
6/04                          7,988                10,972              10,597
9/04                          8,268                11,141              10,629
12/04                         9,092                12,297              11,566
3/05                          9,174                12,308              11,512
6/05                          9,409                12,514              11,666
9/05                          9,718                13,000              12,066
12/05                         9,767                13,165              12,239
3/06                         10,230                13,946              12,836
6/06                         10,383                14,028              12,828
9/06                         11,099                14,901              13,525
12/06                        12,037                16,093              14,491
3/07                         12,403                16,293              14,681
6/07                         13,151                17,096              15,574
9/07                         13,211                17,055              15,585
12/07                        12,681                16,066              14,923
3/08                         11,379                14,665              13,643
6/08                         10,854                13,886              13,097
9/08                         10,124                13,038              12,100
12/08                         8,127                10,146               9,639
3/09                          7,107                 8,445               8,442
6/09                          8,252                 9,855               9,767




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLES  --------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JAN. 1, 2009  JUNE 30, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,015.40        $5.30(c)       1.06%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.54        $5.31(c)       1.06%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,011.50        $9.08(c)       1.82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.77        $9.10(c)       1.82%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,011.70        $9.08(c)       1.82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.77        $9.10(c)       1.82%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,017.40        $3.40(c)        .68%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.42        $3.41(c)        .68%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,013.60        $7.34(c)       1.47%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.50        $7.35(c)       1.47%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,015.00        $6.00(c)       1.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.84        $6.01(c)       1.20%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,015.90        $4.80(c)        .96%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.03        $4.81(c)        .96%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,017.10        $3.65(c)        .73%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.17        $3.66(c)        .73%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLES (continued)  --------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JAN. 1, 2009  JUNE 30, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,015.00        $5.50(c)       1.10%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.34        $5.51(c)       1.10%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2009: +1.54% for Class A, +1.15% for Class B, +1.17% for Class C, +1.74% for Class I, +1.36% for Class R2, +1.50% for Class R3, +1.59 for Class R4, +1.71 for Class R5 and +1.50% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.08% for Class A, 1.85% for Class B, 1.84% for Class C, 0.65% for Class I, 1.45% for Class R2, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 1.10% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective July 1, 2009. Had this change been in place for the entire six month period ended June 30, 2009, the actual expenses paid would have been $5.40 for Class A, $9.23 for Class B, $9.18 for Class C, $3.25 for Class I, $7.24 for Class R2, $4.75 for Class R4 and $3.50 for Class R5; the hypothetical expenses paid would have been $5.41 for Class A, $9.25 for Class B, $9.20 for Class C, $3.26 for Class I, $7.25 for Class R2, $4.76 for Class R4 and $3.51 for Class R5. The actual and hypothetical expenses paid for Class R3 and Class W would have been the same as those expenses presented in the table above.


--------------------------------------------------------------------------------
16  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.9%)
Honeywell Intl                                         297,086             $9,328,500
-------------------------------------------------------------------------------------

BEVERAGES (1.5%)
Coca-Cola                                              145,825              6,998,142
Diageo ADR                                             149,171(c)           8,540,040
                                                                      ---------------
Total                                                                      15,538,182
-------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Air Products & Chemicals                               119,714              7,732,327
Dow Chemical                                           502,960(e)           8,117,774
Eastman Chemical                                       154,320(e)           5,848,728
EI du Pont de Nemours & Co                             808,540             20,714,795
Olin                                                   238,318(e)           2,833,601
                                                                      ---------------
Total                                                                      45,247,225
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
HSBC Holdings                                          860,586(c)           7,168,824
Natl Australia Bank                                    597,044(c)          10,753,779
Regions Financial                                      375,881              1,518,559
US Bancorp                                             449,050              8,046,976
                                                                      ---------------
Total                                                                      27,488,138
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Deluxe                                                 341,054(e)           4,368,902
Pitney Bowes                                           293,809              6,443,231
RR Donnelley & Sons                                    329,031              3,823,340
Waste Management                                       138,085(e)           3,888,474
                                                                      ---------------
Total                                                                      18,523,947
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Seagate Technology                                     703,775(c)           7,361,487
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.0%)
Packaging Corp of America                              627,860             10,171,332
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Genuine Parts                                          171,426(e)           5,753,057
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.6%)
Bank of America                                      1,622,424(e)          21,415,997
JPMorgan Chase & Co                                    487,463(e)          16,627,363
                                                                      ---------------
Total                                                                      38,043,360
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (14.1%)
AT&T                                                 1,493,603             37,101,098
BT Group                                             3,330,789(c)           5,580,049
Deutsche Telekom ADR                                   640,068(c,e)         7,552,802
Embarq                                                 401,506             16,887,342
FairPoint Communications                               468,751(e)             281,251
Frontier Communications                              1,107,095(e)           7,904,658
Qwest Communications Intl                            3,717,579(e)          15,427,953
Telefonos de Mexico ADR Series L                       424,305(c,e)         6,877,984
Telmex Internacional ADR                               424,305(c,e)         5,367,458
Telstra                                              2,515,371(c)           6,862,278
Verizon Communications                               1,153,920             35,459,962
Windstream                                             499,550              4,176,238
                                                                      ---------------
Total                                                                     149,479,073
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.9%)
American Electric Power                                185,711              5,365,191
Duke Energy                                            685,100(e)           9,995,608
Pepco Holdings                                         334,393              4,494,242
Pinnacle West Capital                                  208,570(e)           6,288,386
Progress Energy                                        166,822              6,310,876
Southern                                               199,992              6,231,751
UIL Holdings                                            98,748              2,216,893
                                                                      ---------------
Total                                                                      40,902,947
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Hubbell Cl B                                           253,041              8,112,494
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ENERGY EQUIPMENT & SERVICES (2.5%)
Halliburton                                            401,010             $8,300,907
Schlumberger                                           122,751(e)           6,642,057
Transocean                                             157,832(b,c)        11,725,339
                                                                      ---------------
Total                                                                      26,668,303
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.7%)
B&G Foods Cl A                                         580,215              4,879,608
ConAgra Foods                                          416,517              7,938,815
Kraft Foods Cl A                                       139,810              3,542,785
Sara Lee                                               207,578              2,025,961
                                                                      ---------------
Total                                                                      18,387,169
-------------------------------------------------------------------------------------

GAS UTILITIES (1.1%)
Nicor                                                  350,456             12,132,787
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
Newell Rubbermaid                                      221,517(e)           2,305,992
Tupperware Brands                                      537,596(e)          13,988,248
                                                                      ---------------
Total                                                                      16,294,240
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Tomkins                                              1,415,646(c)           3,452,762
-------------------------------------------------------------------------------------

INSURANCE (3.0%)
Allstate                                               282,620              6,895,928
Lincoln Natl                                           108,115              1,860,659
Marsh & McLennan Companies                             129,185              2,600,494
Montpelier Re Holdings                                 561,705(c)           7,465,059
Unitrin                                                 87,568              1,052,567
XL Capital Cl A                                      1,019,319(c)          11,681,397
                                                                      ---------------
Total                                                                      31,556,104
-------------------------------------------------------------------------------------

MACHINERY (1.7%)
Caterpillar                                            345,901(e)          11,428,569
Harsco                                                 226,525(e)           6,410,658
                                                                      ---------------
Total                                                                      17,839,227
-------------------------------------------------------------------------------------

MARINE (--%)
Aries Maritime Transport                               415,529(b,c,e)         286,715
-------------------------------------------------------------------------------------

MEDIA (2.6%)
Cinemark Holdings                                      182,103              2,061,406
GateHouse Media                                        328,856(b)              57,550
Natl CineMedia                                         720,843(e)           9,918,800
Regal Entertainment Group Cl A                       1,187,380             15,780,280
                                                                      ---------------
Total                                                                      27,818,036
-------------------------------------------------------------------------------------

METALS & MINING (2.4%)
Compass Minerals Intl                                  242,420(e)          13,311,282
Rio Tinto ADR                                           25,925(c)           4,248,330
Southern Copper                                        243,373              4,974,544
United States Steel                                     82,303(e)           2,941,509
                                                                      ---------------
Total                                                                      25,475,665
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
Macy's                                                 539,764              6,347,625
-------------------------------------------------------------------------------------

MULTI-UTILITIES (4.6%)
Ameren                                                  92,246(e)           2,296,003
CH Energy Group                                         75,884(e)           3,543,783
Consolidated Edison                                    253,080(e)           9,470,253
Dominion Resources                                     219,711              7,342,742
DTE Energy                                             174,514              5,584,448
Natl Grid                                            1,128,249(c)          10,179,758
NiSource                                               275,657              3,214,161
NSTAR                                                   54,931(e)           1,763,834
Public Service Enterprise Group                        158,685              5,177,892
                                                                      ---------------
Total                                                                      48,572,874
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (14.2%)
BP ADR                                                 866,801(c)          41,329,071
Chevron                                                684,890             45,373,962
Enbridge                                               685,900(c)          23,821,306
Enbridge Energy Management LLC                          57,217(b)                  21
Eni                                                    418,657(c)           9,928,932
General Maritime                                       123,486(e)           1,221,277
Kinder Morgan Management LLC                             2,471(b)                   1
Royal Dutch Shell ADR                                  282,636(c)          14,185,501
Ship Finance Intl                                      165,376(c,e)         1,824,097


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Spectra Energy                                         357,952(e)          $6,056,548
TransCanada                                            257,533(c,e)         6,930,213
                                                                      ---------------
Total                                                                     150,670,929
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.1%)
MeadWestvaco                                           334,122              5,482,942
Weyerhaeuser                                           194,514              5,919,061
                                                                      ---------------
Total                                                                      11,402,003
-------------------------------------------------------------------------------------

PHARMACEUTICALS (10.6%)
Biovail                                                615,342(c,e)         8,276,350
Bristol-Myers Squibb                                 1,537,223             31,220,999
Johnson & Johnson                                      250,440(e)          14,224,992
Merck & Co                                             755,789(e)          21,131,860
Pfizer                                               2,164,316(e)          32,464,740
Wyeth                                                  105,224              4,776,117
                                                                      ---------------
Total                                                                     112,095,058
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.1%)
LaSalle Hotel Properties                               670,434(e)           8,273,156
ProLogis                                               304,735(e)           2,456,164
Ventas                                                  36,019(e)           1,075,527
                                                                      ---------------
Total                                                                      11,804,847
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Intel                                                  650,882             10,772,097
Microchip Technology                                   725,604(e)          16,362,371
Taiwan Semiconductor Mfg ADR                         1,527,289(c)          14,371,789
                                                                      ---------------
Total                                                                      41,506,257
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.4%)
Capitol Federal Financial                               97,582(e)           3,740,318
-------------------------------------------------------------------------------------

TOBACCO (5.8%)
Lorillard                                              576,904             39,096,784
Philip Morris Intl                                     507,459             22,135,362
                                                                      ---------------
Total                                                                      61,232,146
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Babcock & Brown Air ADR                                705,550(c,e)         5,489,179
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Vodafone Group ADR                                     260,064(c,e)         5,068,647
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,287,003,973)                                                 $1,013,790,633
-------------------------------------------------------------------------------------





BONDS (1.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
BROKERAGE
Goldman Sachs Group
 Cv
 12-11-09                            20.00%          $12,001,751(d,g,h)   $11,150,932
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $12,001,751)                                                       $11,150,932
-------------------------------------------------------------------------------------






PREFERRED STOCKS (2.5%)
ISSUER                                                 SHARES                VALUE(a)
AUTOMOTIVE (1.6%)
Johnson Controls 11.50% Cv                              160,000(e)        $17,313,600
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Schering-Plough
 6.00% Cv                                                20,400             4,621,875
-------------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.5%)
XL Capital
 10.75% Cv                                              250,000(c)          4,875,000
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $19,350,000)                                                       $26,810,475
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.30%                                     5,310,624(f)         $5,310,624
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $5,310,624)                                                         $5,310,624
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON
LOAN (14.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                    150,695,279          $150,695,279
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $150,695,279)                                                     $150,695,279
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,474,361,627)(i)                                              $1,207,757,943
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2009, the value of foreign securities represented 23.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $11,150,932 or 1.1% of net assets.

(e) At June 30, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2009.

(g) This privately issued security is an aggregate mandatory exchangeable note whose investment results are designed to correspond generally to the performance of a single Metals & Mining common stock, Freeport-McMoRan Copper & Gold. Upon maturity, the security will be exchanged for either cash or at the option of the issuer, the issuer may deliver shares of the referenced security.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at June 30, 2009, was $11,150,932 representing 1.1% of net assets. Information concerning such security holdings at June 30, 2009, is as follows:

                                          ACQUISITION
     SECURITY                                DATES             COST
     -----------------------------------------------------------------
     Goldman Sachs Group
       20.00% Cv 2009                       06-04-09       $12,001,751




--------------------------------------------------------------------------------
20  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(i) At June 30, 2009, the cost of securities for federal income tax purposes was $1,477,853,837 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $58,361,734
     Unrealized depreciation                         (328,457,628)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(270,095,894)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
22  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flow, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                                            FAIR VALUE AT JUNE 30, 2009
                            -----------------------------------------------------------
                                 LEVEL 1        LEVEL 2
                              QUOTED PRICES      OTHER        LEVEL 3
                                IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                               MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                 IDENTICAL ASSETS     INPUTS       INPUTS          TOTAL
---------------------------------------------------------------------------------------
Equity Securities
  Common Stocks              $1,013,790,633(a)        $--       $--      $1,013,790,633
  Preferred Stocks & Other
    Pharmaceuticals                      --     4,621,875        --           4,621,875
    Property & Casualty                  --     4,875,000        --           4,875,000
    Other                        17,313,600(a)         --        --          17,313,600
---------------------------------------------------------------------------------------
Total Equity Securities       1,031,104,233     9,496,875        --       1,040,601,108
---------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                           --    11,150,932        --          11,150,932
---------------------------------------------------------------------------------------
Total Bonds                              --    11,150,932        --          11,150,932
---------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund                          5,310,624(b)         --        --           5,310,624
  Investments of Cash
    Collateral Received
    for Securities on Loan      150,695,279            --        --         150,695,279
---------------------------------------------------------------------------------------
Total Other                     156,005,903            --        --         156,005,903
---------------------------------------------------------------------------------------
Total                        $1,187,110,136   $20,647,807       $--      $1,207,757,943
---------------------------------------------------------------------------------------


(a) All other industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
24  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
JUNE 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,318,355,724)           $1,051,752,040
  Affiliated money market fund (identified cost $5,310,624)             5,310,624
  Investments of cash collateral received for securities on loan
    (identified cost $150,695,279)                                    150,695,279
---------------------------------------------------------------------------------
Total investments in securities (identified cost $1,474,361,627)    1,207,757,943
Capital shares receivable                                                 433,719
Dividends and accrued interest receivable                               3,893,652
---------------------------------------------------------------------------------
Total assets                                                        1,212,085,314
---------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  1,304,348
Payable upon return of securities loaned                              150,695,279
Accrued investment management services fees                                17,435
Accrued distribution fees                                                 378,183
Accrued transfer agency fees                                                5,669
Accrued administrative services fees                                        1,670
Accrued plan administration services fees                                     216
Other accrued expenses                                                    159,266
---------------------------------------------------------------------------------
Total liabilities                                                     152,562,066
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,059,523,248
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    1,900,966
Additional paid-in capital                                          1,857,007,303
Undistributed net investment income                                     6,148,297
Accumulated net realized gain (loss)                                 (538,925,170)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (266,608,148)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,059,523,248
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $  145,537,603
---------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $793,420,879          142,297,299                       $5.58(1)
Class B                     $ 91,922,474           16,598,559                       $5.54
Class C                     $ 14,770,403            2,672,956                       $5.53
Class I                     $158,905,085           28,437,503                       $5.59
Class R2                    $      3,648                  653                       $5.59
Class R3                    $      3,648                  653                       $5.59
Class R4                    $    490,289               87,730                       $5.59
Class R5                    $      3,648                  653                       $5.59
Class W                     $      3,174                  568                       $5.59
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.92. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED JUNE 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  57,148,562
Interest                                                               3,170,460
Income distributions from affiliated money market fund                   194,115
Fee income from securities lending                                       510,146
  Less foreign taxes withheld                                         (1,226,990)
--------------------------------------------------------------------------------
Total income                                                          59,796,293
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    6,381,215
Distribution fees
  Class A                                                              2,154,545
  Class B                                                              1,012,961
  Class C                                                                150,461
  Class R2                                                                    18
  Class R3                                                                     9
  Class W                                                                      8
Transfer agency fees
  Class A                                                              1,887,490
  Class B                                                                237,604
  Class C                                                                 34,008
  Class R2                                                                     2
  Class R3                                                                     2
  Class R4                                                                   305
  Class R5                                                                     2
  Class W                                                                      7
Administrative services fees                                             642,082
Plan administration services fees
  Class R2                                                                     9
  Class R3                                                                     9
  Class R4                                                                 1,525
Compensation of board members                                             34,062
Custodian fees                                                            74,285
Printing and postage                                                     159,650
Registration fees                                                         90,792
Professional fees                                                         40,817
Other                                                                     56,749
--------------------------------------------------------------------------------
Total expenses                                                        12,958,617
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                          (952,010)
  Earnings and bank fee credits on cash balances                          (7,027)
--------------------------------------------------------------------------------
Total net expenses                                                    11,999,580
--------------------------------------------------------------------------------
Investment income (loss) -- net                                       47,796,713
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(194,361,921)
  Foreign currency transactions                                         (199,553)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (194,561,474)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        (203,392,348)
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               (397,953,822)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(350,157,109)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------

YEAR ENDED JUNE 30,                                                          2009            2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   47,796,713  $   62,167,305
Net realized gain (loss) on investments                              (194,561,474)     56,219,781
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (203,392,348)   (471,877,412)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (350,157,109)   (353,490,326)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (41,690,044)    (42,059,205)
    Class B                                                            (4,082,961)     (4,705,394)
    Class C                                                              (624,127)       (577,096)
    Class I                                                            (8,198,831)     (8,053,021)
    Class R2                                                                 (182)             --
    Class R3                                                                 (191)             --
    Class R4                                                              (30,301)        (37,117)
    Class R5                                                                 (203)             --
    Class W                                                                  (163)           (149)
-------------------------------------------------------------------------------------------------
Total distributions                                                   (54,627,003)    (55,431,982)

-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
28  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                                          2009            2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $  191,628,175  $  333,666,137
  Class B shares                                                       19,032,766      30,861,475
  Class C shares                                                        4,995,272       6,798,093
  Class I shares                                                       47,886,548      55,427,460
  Class R2 shares                                                           5,000              --
  Class R3 shares                                                           5,000              --
  Class R4 shares                                                          43,818         308,726
  Class R5 shares                                                           5,000              --
Reinvestment of distributions at net asset value
  Class A shares                                                       39,394,145      39,955,948
  Class B shares                                                        3,923,540       4,536,786
  Class C shares                                                          568,183         525,590
  Class I shares                                                        8,198,356       8,052,561
  Class R4 shares                                                          30,301          37,117
Conversions from Class B to Class A
  Class A shares                                                       29,662,452              --
  Class B shares                                                      (29,662,452)             --
Payments for redemptions
  Class A shares                                                     (324,393,842)   (353,444,406)
  Class B shares                                                      (35,231,647)   (122,803,455)
  Class C shares                                                       (6,810,008)     (6,247,970)
  Class I shares                                                      (41,642,097)    (56,505,344)
  Class R4 shares                                                        (233,031)       (550,381)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (92,594,521)    (59,381,663)
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (497,378,633)   (468,303,971)
Net assets at beginning of year                                     1,556,901,881   2,025,205,852
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,059,523,248  $1,556,901,881
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    6,148,297  $   12,449,075
-------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period                $7.72       $9.65      $7.83      $7.30      $6.39
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(b)      .30(b)     .26        .25        .22
Net gains (losses) (both realized and
 unrealized)                                        (2.10)      (1.96)      1.81        .50        .91
------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.85)      (1.66)      2.07        .75       1.13
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.29)       (.27)      (.25)      (.22)      (.22)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.58       $7.72      $9.65      $7.83      $7.30
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $793      $1,167     $1,453       $907       $808
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.13%       1.11%      1.15%      1.16%      1.12%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.03%       1.11%      1.15%      1.16%      1.12%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.23%       3.31%      3.15%      3.27%      3.20%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%        17%        19%        24%
------------------------------------------------------------------------------------------------------
Total return(g)                                   (23.98%)    (17.46%)    26.66%     10.34%     17.79%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006      2005
Net asset value, beginning of period                $7.67       $9.59      $7.78     $7.25      $6.35
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21(b)      .22(b)     .19       .19        .17
Net gains (losses) (both realized and
 unrealized)                                        (2.10)      (1.94)      1.80       .50        .89
-----------------------------------------------------------------------------------------------------
Total from investment operations                    (1.89)      (1.72)      1.99       .69       1.06
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)       (.20)      (.18)     (.16)      (.16)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.54       $7.67      $9.59     $7.78      $7.25
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $92        $171       $303      $275       $297
-----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.89%       1.87%      1.91%     1.93%      1.88%
-----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.79%       1.87%      1.91%     1.93%      1.88%
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.45%       2.48%      2.38%     2.50%      2.41%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%        17%       19%        24%
-----------------------------------------------------------------------------------------------------
Total return(g)                                   (24.60%)    (18.15%)    25.76%     9.55%     16.84%
-----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006      2005
Net asset value, beginning of period                $7.65       $9.57      $7.77     $7.25      $6.35
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20(b)      .23(b)     .19       .18        .17
Net gains (losses) (both realized and
 unrealized)                                        (2.07)      (1.95)      1.79       .50        .89
-----------------------------------------------------------------------------------------------------
Total from investment operations                    (1.87)      (1.72)      1.98       .68       1.06
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.25)       (.20)      (.18)     (.16)      (.16)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.53       $7.65      $9.57     $7.77      $7.25
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15         $21        $26       $15        $12
-----------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.88%       1.87%      1.91%     1.92%      1.89%
-----------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.78%       1.87%      1.91%     1.92%      1.89%
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.46%       2.56%      2.40%     2.50%      2.43%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%        17%       19%        24%
-----------------------------------------------------------------------------------------------------
Total return(g)                                   (24.51%)    (18.15%)    25.74%     9.47%     16.86%
-----------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period                $7.73       $9.67      $7.85      $7.32      $6.41
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27(b)      .33(b)     .30        .27        .25
Net gains (losses) (both realized and
 unrealized)                                        (2.10)      (1.97)      1.80        .51        .91
------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.83)      (1.64)      2.10        .78       1.16
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.31)       (.30)      (.28)      (.25)      (.25)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.59       $7.73      $9.67      $7.85      $7.32
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $159        $197       $242        $46        $--
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .66%        .72%       .76%       .78%       .70%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .66%        .72%       .76%       .78%       .70%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.60%       3.70%      3.58%      3.52%      3.61%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%        17%        19%        24%
------------------------------------------------------------------------------------------------------
Total return                                      (23.66%)    (17.19%)    27.07%     10.78%     18.24%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                  FISCAL PERIOD ENDED
                                                    JUNE 30, 2009(h)
Net asset value, beginning of period                      $7.67
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                             .23
Net gains (losses) (both realized and
 unrealized)                                              (2.03)
---------------------------------------------------------------------
Total from investment operations                          (1.80)
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.28)
---------------------------------------------------------------------
Net asset value, end of period                            $5.59
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $--
---------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                     1.46%(i)
---------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                          1.33%(i)
---------------------------------------------------------------------
Net investment income (loss)                              4.23%(i)
---------------------------------------------------------------------
Portfolio turnover rate                                     21%
---------------------------------------------------------------------
Total return                                            (23.53%)(j)
---------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                  FISCAL PERIOD ENDED
                                                    JUNE 30, 2009(h)
Net asset value, beginning of period                      $7.67
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                             .24
Net gains (losses) (both realized and
 unrealized)                                              (2.03)
---------------------------------------------------------------------
Total from investment operations                          (1.79)
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.29)
---------------------------------------------------------------------
Net asset value, end of period                            $5.59
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $--
---------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                     1.20%(i)
---------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                          1.07%(i)
---------------------------------------------------------------------
Net investment income (loss)                              4.49%(i)
---------------------------------------------------------------------
Portfolio turnover rate                                     21%
---------------------------------------------------------------------
Total return                                            (23.34%)(j)
---------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period                $7.74       $9.67      $7.85      $7.32      $6.41
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27(b)      .33(b)     .27        .26        .23
Net gains (losses) (both realized and
 unrealized)                                        (2.11)      (1.95)      1.81        .50        .91
------------------------------------------------------------------------------------------------------
Total from investment operations                    (1.84)      (1.62)      2.08        .76       1.14
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.31)       (.31)      (.26)      (.23)      (.23)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.59       $7.74      $9.67      $7.85      $7.32
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $1         $1         $1        $--
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         .96%       1.02%      1.03%       .99%       .94%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     .75%        .76%      1.02%       .99%       .94%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.50%       3.62%      3.29%      3.37%      3.37%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%        17%        19%        24%
------------------------------------------------------------------------------------------------------
Total return                                      (23.86%)    (17.00%)    26.75%     10.56%     17.93%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                  FISCAL PERIOD ENDED
                                                    JUNE 30, 2009(h)
Net asset value, beginning of period                      $7.67
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                             .26
Net gains (losses) (both realized and
 unrealized)                                              (2.03)
---------------------------------------------------------------------
Total from investment operations                          (1.77)
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (.31)
---------------------------------------------------------------------
Net asset value, end of period                            $5.59
---------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $--
---------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                                      .72%(i)
---------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                           .72%(i)
---------------------------------------------------------------------
Net investment income (loss)                              4.85%(i)
---------------------------------------------------------------------
Portfolio turnover rate                                     21%
---------------------------------------------------------------------
Total return                                            (23.10%)(j)
---------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                    Fiscal period ended June 30,
                                                    2009        2008      2007(k)
Net asset value, beginning of period                $7.73       $9.67       $8.80
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .25(b)      .29(b)      .25
Net gains (losses) (both realized and
 unrealized)                                        (2.10)      (1.97)        .81
---------------------------------------------------------------------------------
Total from investment operations                    (1.85)      (1.68)       1.06
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.29)       (.26)       (.19)
---------------------------------------------------------------------------------
Net asset value, end of period                      $5.59       $7.73       $9.67
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--
---------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                               1.09%       1.16%       1.19%(i)
---------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.09%       1.16%       1.19%(i)
---------------------------------------------------------------------------------
Net investment income (loss)                        4.18%       3.27%       2.97%(i)
---------------------------------------------------------------------------------
Portfolio turnover rate                               21%         20%         17%
---------------------------------------------------------------------------------
Total return                                      (24.01%)    (17.58%)     12.15%(j)
---------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended June 30, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.
(h) For the period from Aug. 1, 2008 (inception date) to June 30, 2009.
(i) Adjusted to an annual basis.
(j) Not annualized.
(k) For the period from Dec. 1, 2006 (inception date) to June 30, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Dividend Opportunity Fund (the Fund) is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares approximately eight years after their initial purchase date.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Class R2, Class R3 and Class R5 became available effective Aug. 1, 2008.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At June 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R2, Class R3, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
40  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ILLIQUID SECURITIES
At June 30, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2009 was $11,150,932 representing 1.05% of net assets. Certain illiquid securities may be valued by management at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the foreign currency contract is closed.

The risks of foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities. At June 30, 2009, the Fund had no outstanding forward foreign currency contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JUNE 30, 2009
At June 30, 2009, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
42  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009


   AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE
CATEGORY                                  FORWARD CURRENCY CONTRACTS
--------------------------------------------------------------------
Foreign exchange contracts                          $55,465
--------------------------------------------------------------------
Total                                               $55,465
--------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                           RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE
CATEGORY                                  FORWARD CURRENCY CONTRACTS
--------------------------------------------------------------------
Foreign exchange contracts                            $--
--------------------------------------------------------------------
Total                                                 $--
--------------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.61% to 0.375% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $350,345 for the year ended June 30, 2009. The management fee for the year ended June 30, 2009 was 0.56% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The fee for the year ended June 30, 2009 was 0.06% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended June 30, 2009, other expenses paid to this company were $8,610.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to

--------------------------------------------------------------------------------
44  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,647,000 and $172,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $717,666 for Class A, $76,876 for Class B and $3,640 for Class C for the year ended June 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended June 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.03%
Class B.............................................  1.79
Class C.............................................  1.78
Class I.............................................  0.66
Class R2............................................  1.33
Class R3............................................  1.07
Class R4............................................  0.75
Class R5............................................  0.72
Class W.............................................  1.09


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $835,418
Class B..........................................   100,768
Class C..........................................    14,585
Class R4.........................................       172




--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2...........................................     $4
Class R3...........................................      4
Class R4...........................................  1,059


Under an agreement which was effective until June 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.06%
Class B.............................................  1.82
Class C.............................................  1.82
Class I.............................................  0.70
Class R2............................................  1.50
Class R3............................................  1.25
Class R4............................................  0.96
Class R5............................................  0.75
Class W.............................................  1.15


Effective July 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class average daily net assets:

Class A.............................................  1.08%
Class B.............................................  1.85
Class C.............................................  1.84
Class I.............................................  0.65
Class R2............................................  1.45
Class R3............................................  1.20
Class R4............................................  0.95
Class R5............................................  0.70
Class W.............................................  1.10


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
46  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BANK FEE CREDITS
During the year ended June 30, 2009, the Fund's transfer agency fees were reduced by $7,027 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from July 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $75,739 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $239,258,688 and $329,343,863 respectively, for the year ended June 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED     YEAR ENDED
                                       JUNE 30, 2009  JUNE 30, 2008
-------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------
Sold                                     34,619,366     36,055,477
Converted from Class B shares*            3,965,991             --
Reinvested distributions                  6,860,461      4,660,694
Redeemed                                (54,301,681)   (40,059,510)
-------------------------------------------------------------------
Net increase (decrease)                  (8,855,863)       656,661
-------------------------------------------------------------------

CLASS B
-------------------------------------------------------------------
Sold                                      3,484,644      3,418,567
Reinvested distributions                    690,329        533,508
Converted to Class A shares*             (3,992,680)            --
Redeemed                                 (5,904,380)   (13,264,038)
-------------------------------------------------------------------
Net increase (decrease)                  (5,722,087)    (9,311,963)
-------------------------------------------------------------------

CLASS C
-------------------------------------------------------------------
Sold                                        916,076        748,301
Reinvested distributions                    100,294         61,937
Redeemed                                 (1,131,028)      (720,206)
-------------------------------------------------------------------
Net increase (decrease)                    (114,658)        90,032
-------------------------------------------------------------------



--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

                                         YEAR ENDED     YEAR ENDED
                                       JUNE 30, 2009  JUNE 30, 2008
-------------------------------------------------------------------
CLASS I
-------------------------------------------------------------------
Sold                                      8,521,127      5,941,045
Reinvested distributions                  1,434,768        935,656
Redeemed                                 (6,946,803)    (6,461,387)
-------------------------------------------------------------------
Net increase (decrease)                   3,009,092        415,314
-------------------------------------------------------------------

CLASS R2**
-------------------------------------------------------------------
Sold                                            653             --
-------------------------------------------------------------------
Net increase (decrease)                         653             --
-------------------------------------------------------------------

CLASS R3**
-------------------------------------------------------------------
Sold                                            653             --
-------------------------------------------------------------------
Net increase (decrease)                         653             --
-------------------------------------------------------------------

CLASS R4
-------------------------------------------------------------------
Sold                                          7,910         34,110
Reinvested distributions                      5,191          4,320
Redeemed                                    (39,685)       (61,365)
-------------------------------------------------------------------
Net increase (decrease)                     (26,584)       (22,935)
-------------------------------------------------------------------

CLASS R5**
-------------------------------------------------------------------
Sold                                            653             --
-------------------------------------------------------------------
Net increase (decrease)                         653             --
-------------------------------------------------------------------


 *  Automatic conversion of Class B shares to Class A shares.
**  For the period from Aug. 1, 2008 (inception date) to June 30, 2009.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the

--------------------------------------------------------------------------------
48  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



related obligation to return the collateral upon the return of the securities loaned. At June 30, 2009, securities valued at $145,537,603 were on loan, secured by cash collateral of $150,695,279 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $385,107 earned from securities lending from Dec. 1, 2008 through June 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement pursuant to which the Fund agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program. Expenses paid to the Investment Manager as securities lending agent were $8,337 through Nov. 30, 2008 and are included in other expenses in the Statement of Operations. Cash collateral received on loaned securities had been invested in an affiliated money market fund. Income of $125,039 earned from securities lending from July 1, 2008 through Nov. 30, 2008 is included in the Statement of Operations.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $332,771,550 and $369,130,096, respectively, for the year ended June 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


invested balance in RiverSource Short-Term Cash Fund at June 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended June 30, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, investments in partnerships, post-October losses and losses

--------------------------------------------------------------------------------
50  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $529,512 and accumulated net realized loss has been increased by $327,630 resulting in a net reclassification adjustment to decrease paid-in capital by $201,882.

The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED JUNE 30,
                                    2009                       2008
                         -------------------------  -------------------------
                           ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                            INCOME    CAPITAL GAIN     INCOME    CAPITAL GAIN
-----------------------------------------------------------------------------
Class A                  $41,690,044       $--      $42,059,205       $--
Class B                  $ 4,082,961       $--      $ 4,705,394       $--
Class C                  $   624,127       $--      $   577,096       $--
Class I                  $ 8,198,831       $--      $ 8,053,021       $--
Class R2                 $       182       $--      $        --       $--
Class R3                 $       191       $--      $        --       $--
Class R4                 $    30,301       $--      $    37,117       $--
Class R5                 $       203       $--      $        --       $--
Class W                  $       163       $--      $       149       $--


At June 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   6,167,040
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(535,432,960)
Unrealized appreciation (depreciation)........  $(270,119,101)


For federal income tax purposes, the Fund had a capital loss carry-over of $380,900,342 at June 30, 2009, that if not offset by capital gains will expire as follows:

    2011            2017
$343,927,468    $36,972,874


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At June 30, 2009, the Fund had a post-October loss of $154,532,618 that is treated for income tax purposes as occurring on July 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Aug. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in

--------------------------------------------------------------------------------
52  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other

--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
54  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DIVIDEND OPPORTUNITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Dividend Opportunity Fund (the
Fund) (one of the Portfolios constituting the RiverSource Sector Series, Inc). as of June 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Dividend Opportunity Fund of the RiverSource Sector Series, Inc. at June 30, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
August 20, 2009


--------------------------------------------------------------------------------
56  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................     90.66%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 138 funds, which includes 105 RiverSource funds and 33 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
58  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
60  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
62  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance reflected the interrelationship of exceptionally challenging market conditions with the investment strategies employed by the portfolio management team. Further, the Board noted that appropriate measures have been taken to restructure the portfolio management team, with increased emphasis on a collaborative team management approach.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


charged to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
64  RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                 RIVERSOURCE DIVIDEND OPPORTUNITY FUND -- 2009 ANNUAL REPORT  65

RIVERSOURCE DIVIDEND OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc.,
                                Member FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource  is part of Ameriprise Financial, Inc. (C)2009
(RIVERSOURCE INVESTMENTS LOGO)  RiverSource Investments, LLC.                                     S-6341 AE (8/09)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
REAL ESTATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2009
(Prospectus also enclosed)

RIVERSOURCE REAL ESTATE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH TOTAL RETURN FROM BOTH CURRENT
INCOME AND CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   16

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   24

Notes to Financial Statements......   30

Report of Independent Registered
  Public Accounting Firm...........   46

Federal Income Tax Information.....   48

Board Members and Officers.........   49

Approval of Investment Management
  Services Agreement...............   53

Proxy Voting.......................   56

Results of Meeting of
  Shareholders.....................   57




--------------------------------------------------------------------------------
                           RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Real Estate Fund (the Fund) Class A shares declined 43.23%
  (excluding sales charge) for the 12 months ended June 30, 2009.

> The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate
  Securities Index (Float-Weighted), which fell 45.74% during the same time period.

> The Lipper Real Estate Funds Index, representing the Fund's peer group, decreased 43.42% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS    3/4/04
----------------------------------------------------------------------
RiverSource Real Estate Fund
  Class A (excluding sales
  charge)                         -43.23%  -18.82%   -2.72%    -2.36%
----------------------------------------------------------------------
Dow Jones Wilshire Real Estate
  Securities Index (Float-
  Weighted) (unmanaged)           -45.74%  -19.96%   -3.44%    -3.55%
----------------------------------------------------------------------
Lipper Real Estate Funds Index    -43.42%  -17.46%   -2.55%    -2.89%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in sales charges and expenses. The Fund's returns reflect the effect of fee waivers/expenses reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JUNE 30, 2009
                                                                SINCE
Without sales charge             1 YEAR   3 YEARS   5 YEARS   INCEPTION
Class A (inception 3/4/04)      -43.23%   -18.82%    -2.72%     -2.36%
-----------------------------------------------------------------------------
Class B (inception 3/4/04)      -43.65%   -19.42%    -3.45%     -3.10%
-----------------------------------------------------------------------------
Class C (inception 3/4/04)      -43.65%   -19.42%    -3.45%     -3.10%
-----------------------------------------------------------------------------
Class I (inception 3/4/04)      -42.92%   -18.41%    -2.27%     -1.94%
-----------------------------------------------------------------------------
Class R4 (inception 3/4/04)     -43.02%   -18.49%    -2.43%     -2.07%
-----------------------------------------------------------------------------
Class W (inception 12/1/06)     -43.14%      N/A       N/A     -26.71%
-----------------------------------------------------------------------------

With sales charge
Class A (inception 3/4/04)      -46.49%   -20.41%    -3.87%     -3.44%
-----------------------------------------------------------------------------
Class B (inception 3/4/04)      -46.38%   -20.05%    -3.72%     -3.23%
-----------------------------------------------------------------------------
Class C (inception 3/4/04)      -44.19%   -19.42%    -3.45%     -3.10%
-----------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
                           RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
   X                      MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

The Fund is a narrowly-focused sector fund and may exhibit higher volatility than funds with broader investment objectives. Investments in real estate securities are subject to specific risks, such as market risk, issuer risk, diversification risk, and sector/concentration risks. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. The Fund is a "non-diversified" mutual fund and thus may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. See the Fund's prospectus for information on these and other risks associated with the Fund.

Dividends paid by the Fund will be taxable as ordinary income. Distributions by the Fund may include a return of capital. A return of capital is not net profits of the Fund but instead a return of a portion of your original investment.


--------------------------------------------------------------------------------
4  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At June 30, 2009, approximately 65% of the Fund's total outstanding shares were owned in aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Real Estate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 38, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Real Estate Fund may experience increased expenses as it buys and sells securities to manage transactions for affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 34.

Dear Shareholders:

RiverSource Real Estate Fund (the Fund) Class A shares declined 43.23% (excluding sales charge) for the 12 months ended June 30, 2009. The Fund outperformed its benchmark, the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) (Wilshire Index), which fell 45.74% during the same time period. The Fund also outperformed the Lipper Real Estate Funds Index, representing the Fund's peer group, which decreased 43.42% during the same time frame.


SECTOR BREAKDOWN(1) (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Apartments                                 15.9%
------------------------------------------------
Diversified Properties                      8.6%
------------------------------------------------
Health Care                                12.6%
------------------------------------------------
Hotels                                      7.6%
------------------------------------------------
Industrial                                  5.9%
------------------------------------------------
Manufactured Homes                          1.8%
------------------------------------------------
Office Property                            18.1%
------------------------------------------------
Other Property                              0.5%
------------------------------------------------
Regional Malls                             12.2%
------------------------------------------------
Shopping Centers                            8.9%
------------------------------------------------
Storage                                     6.2%
------------------------------------------------
Other(2)                                    1.7%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of June 30, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                           RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


SIGNIFICANT PERFORMANCE FACTORS
It would be an understatement to say that the annual period ended June 30, 2009 was one of unprecedented volatility in the equity market in general and in the real estate market in particular. The annual period actually started off well for real estate investments, with the Wilshire Index generating positive returns and significantly outpacing the broader equity market from July through September. However, from mid-September through mid-November, when the credit markets were suddenly frozen and investors became concerned that most companies, including real estate investment trusts (REITs) and real estate companies, would not have access to credit at any price, real estate investments declined precipitously. It was in mid-September that the financial turmoil culminated with the bankruptcy of Lehman Brothers. At that point, all investments with leverage, or debt, were shunned. As REITs typically use approximately 50% leverage, the fear was that REITs would go bankrupt, too. Those REITs with the highest leverage were punished most severely; those with lower leverage, less so.

Volatility, with 5% or more intraday moves up or down in the Wilshire Index, were relatively common in the ensuing months. The Wilshire Index reached its low point for the fiscal year on March 5, 2009. From the start

TOP TEN HOLDINGS (at June 30, 2009; % of portfolio assets)
---------------------------------------------------------------------

Simon Property Group                        8.3%
------------------------------------------------
Public Storage                              5.0%
------------------------------------------------
Boston Properties                           3.6%
------------------------------------------------
Vornado Realty Trust                        3.6%
------------------------------------------------
Equity Residential                          3.5%
------------------------------------------------
Host Hotels & Resorts                       3.3%
------------------------------------------------
AvalonBay Communities                       3.2%
------------------------------------------------
Ventas                                      3.1%
------------------------------------------------
HCP                                         3.1%
------------------------------------------------
Federal Realty Investment Trust             2.7%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



of the annual period through March 5(th), the Wilshire Index fell more than 64%. The risk of REITs being forced to file for bankruptcy was highlighted when the regional mall REIT General Growth Properties did indeed file for bankruptcy on April 16, 2009 due to its inability to refinance near-term debt maturities. Still, as the broad equity market rebounded from early March through the end of June, the Wilshire Index rebounded approximately 50% from its March low through June 30, 2009. Economic "green shoots" began to appear and balance sheet concerns were reduced. Such concerns were reduced through government programs such as Term Asset-Backed Securities Loan Facility (TALF), reduced credit spreads (i.e. the difference in yields between non-Treasury securities and those of duration-equivalent U.S. Treasuries), and a significant amount of equity raising and debt repayment activity by REITs. Some of the greatest gains from the Wilshire Index's March lows were seen in REITs that had suffered most from balance sheet concerns, including many lower quality names.

The weakness in REITs for the annual period overall came despite a decline in the 10-year Treasury yield, which fell from 3.99% on June 30, 2008 to a low of 2.11% on December 30, 2008, before rising to 3.53% at the end of June 2009. REITs actually performed worse when Treasury yields declined and better when Treasury yields increased, which was unusual from a historical perspective. The reason for this historical anomaly was that the credit crisis-driven risk aversion that drove down Treasury yields negatively impacted real estate assets, which were perceived to be riskier investments. Similarly, when risk aversion


  It is important to note that while underlying real estate fundamentals did deteriorate with the economy, they remained relatively strong in select subsectors.






--------------------------------------------------------------------------------
                           RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



ebbed and investors shifted back to more "risky" assets in the last months of the annual period, REITs benefited.

It is important to note that while underlying real estate fundamentals did deteriorate with the economy, they remained relatively strong in select subsectors. Health care and self-storage properties, for example, held up fairly well. Health care properties proved to be a rather defensive area due to being less tied to the economy than other segments of the real estate market. Self-storage did well, as homeowners downsized. On the other hand, industrial properties and regional malls performed poorly, as consumer spending turned down sharply and factory orders dropped.

Against this challenging backdrop and the absolute losses experienced by the Fund, it may be small solace that the Fund outperformed the Wilshire Index and its peer group for the 12 months ended June 30, 2009. Still, such outperformance is testament to our emphasis on both risk management and investment opportunity. It also indicates that even in a broad sector decline, subsector allocation and individual stock selection decisions can help.

Having comparatively modest exposure to the weakly-performing community shopping center and regional mall REIT subsectors benefitted the Fund's results most during the annual period. Stock selection within these two REIT subsectors as well as in the apartment REIT subsector also helped. Within the retail subsectors, a position in FEDERAL REALTY INVESTMENT TRUST performed well. Federal Realty Investment Trust primarily owns, manages, develops and redevelops retail and mixed-use properties in the Washington, D.C. area. We also successfully steered away from several of the weakest performers in these subsectors during the annual period. Within the apartment subsector, a sizable position in MID-AMERICA APARTMENT COMMUNITIES, which owns, acquires and operates multifamily apartment communities mainly in the southeastern U.S., was a strong performer for the Fund. Mid-America Apartment Communities benefited from having virtually no development in progress and thus was not compelled to take write-downs on its balance sheets. The apartment REIT also benefited from its comparatively low rent levels during the recessionary economy.


--------------------------------------------------------------------------------
8  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Significant allocations to several other individual stocks that performed well further boosted the Fund's relative results. These included a position in specialty office REIT DIGITAL REALTY TRUST, health care REIT SENIOR HOUSING PROPERTIES TRUST and mixed-office REIT HIGHWOODS PROPERTIES. Digital Realty Trust specializes in technology-related real estate, including buildings that house servers, and as such, benefited as demand for Internet access continued to expand. Senior Housing Properties Trust benefited from favorable demographic trends and as part of the health care subsector more broadly. Highwoods Properties performed well, due primarily to its strong management team.

Detracting from the Fund's performance most was stock selection in the industrial REIT subsector and having only modest allocations to the better-performing self-storage and health care REIT subsectors. From an individual stock perspective, poor timing in its trades of industrial REIT PROLOGIS detracted from the Fund's results. Having an underweighted position in HEALTH CARE REIT, relative to the Wilshire Index, also hurt, as its shares outpaced the Wilshire Index. Health Care REIT's investments include skilled nursing facilities, independent living or continuing care retirement communities, assisted living facilities and specialty care facilities. Sizable positions in THE MACERICH COMPANY and in BROOKFIELD PROPERTIES detracted from the Fund's results as well, as both of these real estate companies underperformed during the period. The Macerich Company acquires, owns, redevelops, manages and leases regional and community shopping centers. Brookfield Properties owns, develops and manages office properties in the U.S. and Canada.

CHANGES TO THE FUND'S PORTFOLIO
Given extreme weakness in the real estate market, extraordinarily tight credit conditions and heightened investor fears regarding the potential direction of the economy, we continued to seek to upgrade the quality of the portfolio overall. We eliminated various holdings with higher leverage and reduced positions where we felt discomfort based on stock-specific or event-specific concerns. We increased holdings in what we believe are higher quality companies with strong balance sheets, low leverage, superior management teams and a sustainable competitive advantage. We also made adjustments based on relative valuation analysis and shifts in market conditions. Toward the end of the annual period, we began to

--------------------------------------------------------------------------------
                           RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


establish or increase Fund positions in companies that we believe will be able to take advantage of what many consider to be the best property buying opportunities seen in several years. In doing so, our focus is on the quality and skills of a real estate company's management team.

As a by-product of our bottom-up individual stock selection decisions, the Fund's exposure to the regional mall REIT subsector decreased. The Fund's exposure to the manufactured homes subsector increased, though this remains a small percentage of both the Fund's total allocation and the Wilshire Index. Further, by virtue of experiencing less depreciation than some other subsectors, weightings in the health care subsector increased and, conversely, weightings in areas that experienced greater depreciation, such as industrials, regional malls and community shopping centers, decreased as a percentage of both the Wilshire Index and the Fund.

At the end of the period, the Fund had significant exposure to the hotels, manufactured homes and office subsectors compared to the Wilshire Index. The Fund had more modest allocations than the Wilshire Index to the diversified properties, health care, regional malls, community shopping center and self-storage subsectors. As of June 30, 2009, the Fund was virtually equally-weighted to the Wilshire Index in the apartment and industrial subsectors.

OUR FUTURE STRATEGY
We are generally constructive in our view for the real estate market going forward. At the end of the annual period, property sales activity levels were very low, making it difficult to assess current market values for real estate assets. However, we feel that the REIT price decline had already fully priced in any underlying property value declines. In addition, the rebound in REIT shares from March through June 2009 may be indicating a bottom in the property market in the near term. Many of the stronger REITs were active sellers of assets during the peak of the market and have been raising capital to take advantage of any distressed sales opportunities that may arise with more highly leveraged buyers. Indeed, REITs raised $13 billion in equity year-to-date through June 30, 2009. Given the ability to issue equity to raise capital, we believe public companies will likely have greater access to properties for sale at reasonable prices than private companies with limited capital, thereby reducing competition. While we expect property level fundamentals to

--------------------------------------------------------------------------------
10  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


continue to decline for the remainder of the year, the limited amount of new supply in most regional markets gives us further reason for optimism. With less commercial real estate currently being built, when the economic recovery does come and demand revives, the turnaround for existing real estate should be relatively compelling. Of course, the timing of such a turnaround has yet to be seen.

As we wait for more sustained signs of improvement, we will seek to take advantage of stock-specific buying opportunities created by market weakness during the annual period. We intend to look for select real estate companies and REITs with experienced management teams, low leverage, strong balance sheets, quality assets and credibility with their shareholders. We also intend to look for real estate companies and REITs where we believe exaggerated valuation declines or a sustainable competitive advantage puts them in a position to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of real estate fundamentals and market performance to find undervalued companies across the U.S. that have solid dividend-paying abilities and attractive long-term growth potential.




Julene Melquist
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Real Estate Fund Class A shares (from 3/4/04 to 6/30/09) as compared to the performance of two widely cited performance indices, the Dow Jones Wilshire Real Estate Securities Index (Float-Weighted) and the Lipper Real Estate Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at June 30, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS     3/4/04
RIVERSOURCE REAL ESTATE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $5,351    $5,042    $8,883     $8,299
-------------------------------------------------------------------------------------------
     Average annual total return                    -46.49%   -20.41%    -3.87%     -3.44%
-------------------------------------------------------------------------------------------
DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FLOAT-WEIGHTED)(1)
     Cumulative value of $10,000                     $5,426    $5,128    $9,003     $8,249
-------------------------------------------------------------------------------------------
     Average annual total return                    -45.74%   -19.96%    -3.44%     -3.55%
-------------------------------------------------------------------------------------------
LIPPER REAL ESTATE FUNDS INDEX(2)
     Cumulative value of $10,000                     $5,658    $5,623    $9,254     $8,553
-------------------------------------------------------------------------------------------
     Average annual total return                    -43.42%   -17.46%    -2.55%     -2.89%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE REAL ESTATE FUND LINE GRAPH)

                      RIVERSOURCE REAL
                         ESTATE FUND          DOW JONES
                           CLASS A          WILSHIRE REAL          LIPPER REAL
                       (INCLUDES SALES      ESTATE SECURITIES     ESTATE FUNDS
                           CHARGE)         INDEX (FLOAT)(1)         INDEX(2)
                      ----------------    -----------------    -----------------
03/04/04                   $ 9,425              $10,000               $10,000
3/04                         9,716               10,293                10,266
6/04                         9,525                9,827                 9,732
9/04                        10,044               10,628                10,512
12/04                       11,659               12,378                12,154
3/05                        10,954               11,561                11,467
6/05                        12,508               13,200                12,904
9/05                        13,037               13,677                13,299
12/05                       13,504               14,090                13,646
3/06                        15,485               16,257                15,398
6/06                        15,513               16,088                15,213
9/06                        16,804               17,554                16,406
12/06                       18,271               19,118                17,938
3/07                        18,746               19,829                18,530
6/07                        17,061               17,975                17,237
9/07                        17,486               18,234                17,492
12/07                       15,236               15,740                15,515
3/08                        15,506               16,074                15,472
6/08                        14,618               15,204                15,118
9/08                        15,252               15,890                15,210
12/08                        9,235                9,470                 9,436
3/09                         6,497                6,264                 6,644
6/09                         8,299                8,249                 8,553




(1) The Dow Jones Wilshire Real Estate Securities Index (Float-Weighted), an unmanaged float-weighted index, measures the performance of publicly traded real estate securities, including REITS and real estate operating companies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Real Estate Funds Index includes the 30 largest real estate funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JAN. 1, 2009  JUNE 30, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  898.60        $ 6.73(c)      1.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.70        $ 7.15(c)      1.43%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  896.60        $10.35(c)      2.20%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.88        $10.99(c)      2.20%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  896.80        $10.30(c)      2.19%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.93        $10.94(c)      2.19%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  902.50        $ 4.53(c)       .96%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.03        $ 4.81(c)       .96%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  900.50        $ 5.98(c)      1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.50        $ 6.36(c)      1.27%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  901.00        $ 6.74(c)      1.43%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.70        $ 7.15(c)      1.43%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended June 30, 2009: -10.14% for Class A, -10.34% for Class B, -10.32% for Class C, -9.75% for Class I, -9.95% for Class R4 and -9.90% for Class W.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.38% for Class A, 2.17% for Class B, 2.14% for Class C, 0.93% for Class I, 1.23% for Class R4 and 1.38% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective July 1, 2009. Had this change been in place for the entire six month period ended June 30, 2009, the actual expenses paid would have been $6.36 for Class A, $10.06 for Class B, $9.92 for Class C, $4.25 for Class I, $5.65 for Class R4 and $6.36 for Class W; the hypothetical expenses paid would have been $6.76 for Class A, $10.69 for Class B, $10.54 for Class C, $4.51 for Class I, $6.01 for Class R4 and $6.76 for Class W.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JUNE 30, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.9%)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE (0.7%)
Starwood Hotels & Resorts Worldwide                      43,624(c)           $968,453
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (96.4%)
Acadia Realty Trust                                     109,203(c)          1,425,099
Alexandria Real Estate Equities                          62,511(c)          2,237,269
AMB Property                                            185,190             3,483,424
American Campus Communities                              35,433(c)            785,904
AvalonBay Communities                                    94,011(c)          5,258,975
Boston Properties                                       126,910(c)          6,053,606
Brookfield Properties                                   323,131(c)          2,575,354
Camden Property Trust                                   150,307(c)          4,148,473
Corporate Office Properties Trust                       116,051(c)          3,403,776
DiamondRock Hospitality                                 100,000(c)            626,000
Digital Realty Trust                                    106,957(c)          3,834,408
Douglas Emmett                                           77,017(c)            692,383
Duke Realty                                              62,347(c)            546,783
EastGroup Properties                                     57,965             1,914,004
Equity Lifestyle Properties                              65,470             2,434,175
Equity Residential                                      260,283             5,786,091
Essex Property Trust                                     38,165(c)          2,375,008
Federal Realty Investment Trust                          88,707(c)          4,570,185
Government Properties Income Trust                       50,000(b,c)        1,026,500
HCP                                                     244,181(c)          5,174,195
Health Care REIT                                         73,547(c)          2,507,953
Healthcare Realty Trust                                  42,847(c)            721,115
Highwoods Properties                                    139,562             3,122,002
Home Properties                                          56,555             1,928,526
Host Hotels & Resorts                                   655,389(c)          5,498,714
Kimco Realty                                            203,583             2,046,009
LaSalle Hotel Properties                                256,887(c)          3,169,986
Liberty Property Trust                                  164,191             3,782,961
Macerich                                                 33,391(c)            588,016
Mack-Cali Realty                                         59,100             1,347,480
Mid-America Apartment Communities                        26,847               985,553
ProLogis                                                315,585             2,543,615
Public Storage                                          127,235             8,331,347
Regency Centers                                         110,464(c)          3,856,298
Senior Housing Properties Trust                         205,821             3,358,999
Simon Property Group                                    270,811(c)         13,927,809
Taubman Centers                                          69,886(c)          1,877,138
Ventas                                                  174,651(c)          5,215,079
Vornado Realty Trust                                    133,062(c)          5,991,790
Washington Real Estate Investment Trust                  33,418(c)            747,561
                                                                      ---------------
Total                                                                     129,899,563
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
CB Richard Ellis Group Cl A                              67,432(b)            631,164
Forest City Enterprises Cl A                             77,409(c)            510,899
                                                                      ---------------
Total                                                                       1,142,063
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $185,049,878)                                                     $132,010,079
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.6%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.30%                 822,335(d)           $822,335
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $822,335)                                                             $822,335
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN (25.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     34,004,621           $34,004,621
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $34,004,621)                                                       $34,004,621
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $219,876,834)(e)                                                  $166,837,035
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) At June 30, 2009, security was partially or fully on loan. Note 7 to the financial statements.

(d) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2009.

(e) At June 30, 2009, the cost of securities for federal income tax purposes was $228,306,295 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $1,251,914
     Unrealized depreciation                         (62,721,174)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(61,469,260)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

SFAS 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. When a valuation uses multiple inputs from varying levels of the hierarchy, the hierarchy level is determined based on the lowest level input or inputs that are significant to the fair value measurement in its entirety. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect the fair value at the close of the NYSE or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.


--------------------------------------------------------------------------------
18  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

                                         FAIR VALUE AT JUNE 30, 2009
                          ---------------------------------------------------------
                               LEVEL 1        LEVEL 2
                            QUOTED PRICES      OTHER        LEVEL 3
                              IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                             MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION               IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
-----------------------------------------------------------------------------------
Equity Securities
  Common Stocks             $132,010,079(a)     $--           $--      $132,010,079
-----------------------------------------------------------------------------------
Total Equity Securities      132,010,079         --            --       132,010,079
-----------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund                  822,335(b)      --            --           822,335
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                      34,004,621         --            --        34,004,621
-----------------------------------------------------------------------------------
Total Other                   34,826,956         --            --        34,826,956
-----------------------------------------------------------------------------------
Total                       $166,837,035        $--           $--      $166,837,035
-----------------------------------------------------------------------------------






(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2009.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JUNE 30, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $185,049,878)             $132,010,079
  Affiliated money market fund (identified cost $822,335)               822,335
  Investments of cash collateral received for securities on loan
    (identified cost $34,004,621)                                    34,004,621
-------------------------------------------------------------------------------
Total investments in securities (identified cost $219,876,834)      166,837,035
Cash                                                                     38,453
Capital shares receivable                                                26,698
Dividends and accrued interest receivable                               648,629
Receivable for investment securities sold                             1,413,161
-------------------------------------------------------------------------------
Total assets                                                        168,963,976
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   43,808
Payable upon return of securities loaned                             34,004,621
Accrued investment management services fees                               3,079
Accrued distribution fees                                                20,083
Accrued transfer agency fees                                                754
Accrued administrative services fees                                        220
Accrued plan administration services fees                                    25
Other accrued expenses                                                   71,570
-------------------------------------------------------------------------------
Total liabilities                                                    34,144,160
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $134,819,816
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    215,742
Additional paid-in capital                                          244,117,920
Excess of distributions over net investment income                       (2,547)
Accumulated net realized gain (loss)                                (56,471,500)
Unrealized appreciation (depreciation) on investments               (53,039,799)
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $134,819,816
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 33,652,081
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $39,604,801            6,343,058                       $6.24(1)
Class B                     $ 5,963,230              962,244                       $6.20
Class C                     $   786,769              127,106                       $6.19
Class I                     $88,405,029           14,132,093                       $6.26
Class R4                    $    58,277                9,376                       $6.22
Class W                     $     1,710                  275                       $6.22
----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $6.62. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JUNE 30, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  7,745,521
Interest                                                                     13
Income distributions from affiliated money market fund                   39,190
Fee income from securities lending                                       57,237
  Less foreign taxes withheld                                           (30,964)
-------------------------------------------------------------------------------
Total income                                                          7,810,997
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,227,857
Distribution fees
  Class A                                                               137,477
  Class B                                                                83,293
  Class C                                                                 9,596
  Class W                                                                     5
Transfer agency fees
  Class A                                                               264,559
  Class B                                                                42,618
  Class C                                                                 4,854
  Class R4                                                                   36
  Class W                                                                     4
Administrative services fees                                             91,566
Plan administration services fees -- Class R4                               181
Compensation of board members                                             4,526
Custodian fees                                                           15,595
Printing and postage                                                     39,670
Registration fees                                                        56,815
Professional fees                                                        33,787
Other                                                                     8,623
-------------------------------------------------------------------------------
Total expenses                                                        2,021,062
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (177,401)
  Earnings and bank fee credits on cash balances                           (129)
-------------------------------------------------------------------------------
Total net expenses                                                    1,843,532
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       5,967,465
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (58,384,768)
  Foreign currency transactions                                           1,994
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (58,382,774)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (33,559,870)
-------------------------------------------------------------------------------
Net gain (loss) on investments                                      (91,942,644)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(85,975,179)
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JUNE 30,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  5,967,465  $  5,584,208
Net realized gain (loss) on investments                             (58,382,774)    7,805,861
Net change in unrealized appreciation (depreciation) on
  investments                                                       (33,559,870)  (47,066,092)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (85,975,179)  (33,676,023)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (1,291,096)   (1,484,774)
    Class B                                                            (131,849)     (106,391)
    Class C                                                             (17,004)      (11,115)
    Class I                                                          (2,832,757)   (1,829,893)
    Class R4                                                             (1,981)       (2,902)
    Class W                                                                 (52)          (56)
  Net realized gain
    Class A                                                            (417,313)  (14,679,913)
    Class B                                                             (64,837)   (2,506,709)
    Class C                                                              (7,599)     (232,761)
    Class I                                                            (627,942)   (8,717,442)
    Class R4                                                               (552)      (20,584)
    Class W                                                                 (16)         (549)
  Tax return of capital
    Class A                                                            (144,585)           --
    Class B                                                             (22,464)           --
    Class C                                                              (2,633)           --
    Class I                                                            (217,560)           --
    Class R4                                                               (192)           --
    Class W                                                                  (6)           --
---------------------------------------------------------------------------------------------
Total distributions                                                  (5,780,438)  (29,593,089)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED JUNE 30,                                                        2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 10,275,881  $ 22,580,376
  Class B shares                                                      1,273,258     2,597,783
  Class C shares                                                        298,395       579,010
  Class I shares                                                     74,254,744    74,017,463
  Class R4 shares                                                         1,500         8,000
Reinvestment of distributions at net asset value
  Class A shares                                                      1,797,530    15,706,217
  Class B shares                                                        213,725     2,534,302
  Class C shares                                                         24,995       236,189
  Class I shares                                                      3,678,098    10,545,077
  Class R4 shares                                                         2,570        21,205
Conversions from Class B to Class A
  Class A shares                                                      1,357,272            --
  Class B shares                                                     (1,357,272)           --
Payments for redemptions
  Class A shares                                                    (21,010,178)  (64,940,426)
  Class B shares                                                     (2,515,554)  (14,671,042)
  Class C shares                                                       (331,279)   (1,181,708)
  Class I shares                                                    (56,470,378)  (42,696,102)
  Class R4 shares                                                        (7,264)      (64,415)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    11,486,043     5,271,929
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (80,269,574)  (57,997,183)
Net assets at beginning of year                                     215,089,390   273,086,573
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $134,819,816  $215,089,390
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $     (2,547) $     (2,762)
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period               $11.42      $15.83     $15.30     $13.44     $10.46
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .28(b)      .33(b)     .21        .30        .32
Net gains (losses) (both realized and
 unrealized)                                        (5.19)      (2.55)      1.37       2.76       2.94
------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.91)      (2.22)      1.58       3.06       3.26
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.20)      (.19)      (.14)      (.18)
Distributions from realized gains                    (.05)      (1.99)      (.86)     (1.06)      (.10)
Tax return of capital                                (.02)         --         --         --         --
------------------------------------------------------------------------------------------------------
Total distributions                                  (.27)      (2.19)     (1.05)     (1.20)      (.28)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.24      $11.42     $15.83     $15.30     $13.44
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $40         $86       $147       $107        $62
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.70%       1.45%      1.51%      1.55%      1.57%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.43%       1.40%      1.51%      1.53%      1.49%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.51%       2.41%      1.41%      2.37%      3.56%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%        38%        47%        63%
------------------------------------------------------------------------------------------------------
Total return(g)                                   (43.23%)    (14.32%)     9.97%     24.02%     31.32%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS B
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period               $11.34      $15.72     $15.20     $13.37     $10.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21(b)      .22(b)     .05        .18        .22
Net gains (losses) (both realized and
 unrealized)                                        (5.14)      (2.52)      1.39       2.75       2.93
------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.93)      (2.30)      1.44       2.93       3.15
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.09)      (.06)      (.04)      (.11)
Distributions from realized gains                    (.05)      (1.99)      (.86)     (1.06)      (.10)
Tax return of capital                                (.02)         --         --         --         --
------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)      (2.08)      (.92)     (1.10)      (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.20      $11.34     $15.72     $15.20     $13.37
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6         $14        $29        $27        $18
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        2.48%       2.21%      2.27%      2.32%      2.34%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    2.19%       2.16%      2.27%      2.30%      2.27%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.75%       1.62%       .64%      1.59%      2.77%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%        38%        47%        63%
------------------------------------------------------------------------------------------------------
Total return(g)                                   (43.65%)    (14.92%)     9.13%     23.06%     30.31%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS C
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period               $11.33      $15.72     $15.20     $13.37     $10.43
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .22(b)      .23(b)     .05        .18        .21
Net gains (losses) (both realized and
 unrealized)                                        (5.15)      (2.54)      1.40       2.75       2.93
------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.93)      (2.31)      1.45       2.93       3.14
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.09)      (.07)      (.04)      (.10)
Distributions from realized gains                    (.05)      (1.99)      (.86)     (1.06)      (.10)
Tax return of capital                                (.02)         --         --         --         --
------------------------------------------------------------------------------------------------------
Total distributions                                  (.21)      (2.08)      (.93)     (1.10)      (.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.19      $11.33     $15.72     $15.20     $13.37
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $1         $2         $2         $1
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        2.47%       2.21%      2.26%      2.32%      2.33%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    2.19%       2.16%      2.26%      2.29%      2.27%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.89%       1.66%       .66%      1.61%      2.79%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%        38%        47%        63%
------------------------------------------------------------------------------------------------------
Total return(g)                                   (43.65%)    (14.96%)     9.18%     23.07%     30.29%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS I
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period               $11.45      $15.87     $15.33     $13.46     $10.46
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .32(b)      .40(b)     .32        .36        .35
Net gains (losses) (both realized and
 unrealized)                                        (5.21)      (2.56)      1.35       2.76       2.95
------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.89)      (2.16)      1.67       3.12       3.30
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)       (.27)      (.27)      (.19)      (.20)
Distributions from realized gains                    (.05)      (1.99)      (.86)     (1.06)      (.10)
Tax return of capital                                (.02)         --         --         --         --
------------------------------------------------------------------------------------------------------
Total distributions                                  (.30)      (2.26)     (1.13)     (1.25)      (.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.26      $11.45     $15.87     $15.33     $13.46
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $88        $113        $95        $57        $53
------------------------------------------------------------------------------------------------------
Total expenses(d),(f)                                .97%        .91%      1.04%      1.09%      1.10%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.27%       2.89%      1.87%      2.85%      4.04%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%        38%        47%        63%
------------------------------------------------------------------------------------------------------
Total return                                      (42.92%)    (13.90%)    10.52%     24.55%     31.78%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R4
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                              FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008       2007       2006       2005
Net asset value, beginning of period               $11.38      $15.79     $15.26     $13.41     $10.47
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .30(b)      .40(b)     .24        .32        .38
Net gains (losses) (both realized and
 unrealized)                                        (5.17)      (2.53)      1.37       2.75       2.89
------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.87)      (2.13)      1.61       3.07       3.27
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.22)       (.29)      (.22)      (.16)      (.23)
Distributions from realized gains                    (.05)      (1.99)      (.86)     (1.06)      (.10)
Tax return of capital                                (.02)         --         --         --         --
------------------------------------------------------------------------------------------------------
Total distributions                                  (.29)      (2.28)     (1.08)     (1.22)      (.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.22      $11.38     $15.79     $15.26     $13.41
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--        $--        $--        $--
------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                        1.27%       1.21%      1.34%      1.36%      1.39%
------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.09%        .96%      1.34%      1.35%      1.34%
------------------------------------------------------------------------------------------------------
Net investment income (loss)                        3.90%       2.86%      1.58%      2.53%      3.79%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%        38%        47%        63%
------------------------------------------------------------------------------------------------------
Total return                                      (43.02%)    (13.74%)    10.17%     24.22%     31.48%
------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS W
PER SHARE INCOME AND CAPITAL CHANGES(a)


                                                    FISCAL PERIOD ENDED JUNE 30,
                                                    2009        2008      2007(h)
Net asset value, beginning of period               $11.37      $15.78      $18.17
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27(b)      .34(b)      .24
Net gains (losses) (both realized and
 unrealized)                                        (5.15)      (2.55)      (1.62)
---------------------------------------------------------------------------------
Total from investment operations                    (4.88)      (2.21)      (1.38)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.20)       (.21)       (.15)
Distributions from realized gains                    (.05)      (1.99)       (.86)
Tax return of capital                                (.02)         --          --
---------------------------------------------------------------------------------
Total distributions                                  (.27)      (2.20)      (1.01)
---------------------------------------------------------------------------------
Net asset value, end of period                      $6.22      $11.37      $15.78
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--         $--
---------------------------------------------------------------------------------
Gross expenses prior to expense waiver/
 reimbursement(c),(d)                               1.45%       1.35%       1.48%(i)
---------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                    1.43%       1.35%       1.48%(i)
---------------------------------------------------------------------------------
Net investment income (loss)                        3.58%       2.48%       1.19%(i)
---------------------------------------------------------------------------------
Portfolio turnover rate                               51%         52%         38%
---------------------------------------------------------------------------------
Total return                                      (43.14%)    (14.30%)     (7.90%)(j)
---------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits were less than 0.01% of average net assets for the years ended June 30, 2009 and 2008.
(g) Total return does not reflect payment of a sales charge.
(h) For the period from Dec. 1, 2006 (inception date) to June 30, 2007.
(i) Adjusted to an annual basis.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Real Estate Fund (the Fund) is a series of RiverSource Sector Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a non-diversified, open-end management investment company. RiverSource Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies operating in the real estate industry, including equities of real estate investment trusts (REITs), and other real estate related investments.

The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares approximately eight years after their initial purchase date.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At June 30, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares. At June 30, 2009, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 65% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets,

--------------------------------------------------------------------------------
30  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income,


--------------------------------------------------------------------------------
32  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

The Fund receives distributions from holdings in REITs which report information on the character components of their distributions annually. REIT distributions are allocated to dividend income, capital gain and return of capital based on management's estimates if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management's estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the foreign currency contract is closed.

The risks of foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JUNE 30, 2009
At June 30, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2009


AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                         $(57,495)
---------------------------------------------------------------------
Total                                              $(57,495)
---------------------------------------------------------------------



  CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
---------------------------------------------------------------------
                                               FORWARD CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
---------------------------------------------------------------------
Foreign exchange contracts                            $--
---------------------------------------------------------------------
Total                                                 $--
---------------------------------------------------------------------


4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is equal to a percentage of the Fund's average daily net assets that declines from 0.84% to 0.72% annually as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Real Estate Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $54,067 for the year ended June 30, 2009. The management fee for the year

--------------------------------------------------------------------------------
34  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


ended June 30, 2009 was 0.80% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's net assets increase. The fee for the year ended June 30, 2009 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended June 30, 2009, other expenses paid to this company were $1,275.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $445,000 and $13,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $91,576 for Class A, $6,506 for Class B and $219 for Class C for the year ended June 30, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended June 30, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.43%
Class B.............................................  2.19
Class C.............................................  2.19
Class R4............................................  1.09
Class W.............................................  1.43


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $150,941
Class B..........................................    23,562
Class C..........................................     2,771




--------------------------------------------------------------------------------
36  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $127


Under an agreement which was effective until June 30, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.46%
Class B.............................................  2.23
Class C.............................................  2.22
Class I.............................................  1.01
Class R4............................................  1.31
Class W.............................................  1.46


Effective July 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Aug. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.38%
Class B.............................................  2.17
Class C.............................................  2.14
Class I.............................................  0.93
Class R4............................................  1.23
Class W.............................................  1.38


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

BANK FEE CREDITS
During the year ended June 30, 2009, the Fund's transfer agency fees were reduced by $129 as a result of bank fee credits from overnight cash balances.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from July 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $14,211 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $94,764,225 and $78,763,426, respectively, for the year ended June 30, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED     YEAR ENDED
                                       JUNE 30, 2009  JUNE 30, 2008
-------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------
Sold                                      1,275,845      1,620,097
Converted from Class B shares*              122,780             --
Reinvested distributions                    253,832      1,327,612
Redeemed                                 (2,838,694)    (4,675,335)
-------------------------------------------------------------------
Net increase (decrease)                  (1,186,237)    (1,727,626)
-------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------
Sold                                        150,250        193,231
Reinvested distributions                     30,989        217,558
Converted to Class A shares*               (123,787)            --
Redeemed                                   (351,959)    (1,021,054)
-------------------------------------------------------------------
Net increase (decrease)                    (294,507)      (610,265)
-------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------
Sold                                         40,007         44,818
Reinvested distributions                      3,686         20,266
Redeemed                                    (41,866)       (88,461)
-------------------------------------------------------------------
Net increase (decrease)                       1,827        (23,377)
-------------------------------------------------------------------
CLASS I
-------------------------------------------------------------------
Sold                                     10,647,708      5,791,409
Reinvested distributions                    546,181        883,959
Redeemed                                 (6,957,366)    (2,746,559)
-------------------------------------------------------------------
Net increase (decrease)                   4,236,523      3,928,809
-------------------------------------------------------------------
CLASS R4
-------------------------------------------------------------------
Sold                                            131            569
Reinvested distributions                        366          1,795
Redeemed                                       (724)        (4,775)
-------------------------------------------------------------------
Net increase (decrease)                        (227)        (2,411)
-------------------------------------------------------------------


*   Automatic conversion of Class B shares to Class A shares.


--------------------------------------------------------------------------------
38  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2009, securities valued at $33,652,081 were on loan, secured by cash collateral of $34,004,621 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Income of $57,237 earned from securities lending from Dec. 1, 2008 through June 30, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from July 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



RiverSource Family of Funds and other institutional clients of RiverSource Investment. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $82,349,908 and $97,561,168, respectively, for the year ended June 30, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended June 30, 2009.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.


--------------------------------------------------------------------------------
40  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $1,692,511 and accumulated net realized loss has been decreased by $1,692,511.

The tax character of distributions paid for the years indicated is as follows:

                                          YEAR ENDED JUNE 30,
                                    2009                            2008
                    ------------------------------------  ------------------------
                     ORDINARY     LONG-TERM   TAX RETURN   ORDINARY     LONG-TERM
                      INCOME    CAPITAL GAIN  OF CAPITAL    INCOME    CAPITAL GAIN
----------------------------------------------------------------------------------
Class A             $1,291,096    $417,313     $144,585   $3,187,447   $12,977,240
Class B                131,849      64,837       22,464      397,462     2,215,638
Class C                 17,004       7,599        2,633       38,142       205,734
Class I              2,832,757     627,942      217,560    2,842,136     7,705,199
Class R4                 1,981         552          192        5,293        18,193
Class W                     52          16            6          120           485


At June 30, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                    $         --
Undistributed accumulated long-term gain         $         --
Accumulated realized loss                        $(48,042,039)
Unrealized appreciation (depreciation)           $(61,471,807)


For federal income tax purposes, the Fund had a capital loss carry-over of $1,114,883 at June 30, 2009, that if not offset by capital gains will expire in 2017.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2008 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At June 30, 2009, the Fund

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



had a post-October loss of $46,927,156 that is treated for income tax purposes as occurring on July 1, 2009.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

REAL ESTATE INDUSTRY RISK
Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs. REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Aug. 20, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

--------------------------------------------------------------------------------
42  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

--------------------------------------------------------------------------------
44  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE REAL ESTATE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Real Estate Fund (the Fund) (one of the portfolios constituting the RiverSource Sector Series, Inc.) as of June 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through June 30, 2007, were audited by other auditors whose report dated August 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
46  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Real Estate Fund of the RiverSource Sector Series, Inc. at June 30, 2009, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
August 20, 2009


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended June 30, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      8.56%
    Dividends Received Deduction for corporations................      1.32%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $1,118,259 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
48  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 138 funds, which includes 105 RiverSource funds and 33 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 67                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 43                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company, RiverSource Service Corporation and Seligman
Age 58                                           Data Corp. since 2009; Chief Compliance Officer for
                                                 each of the Seligman funds since 2004 and all funds in
                                                 the RiverSource Family of Funds since 2009; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), RiverSource Investments provides investment advice and other services to the Fund and all funds in the RiverSource Family of Funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors/Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2009, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 7-8, 2009 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, the large investment made in the acquisition of J. & W. Seligman & Co. Incorporated, including its portfolio management operations, personnel and infrastructure (including the addition of two new offices in New York City and Palo Alto). Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS

--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  53

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



Agreement. Further, the Board considered RiverSource Investments' ability to retain key personnel and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods, recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2007 to December 2008. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and the exceptionally challenging market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability. They also reviewed information in the report comparing the fees charged to the Fund by RiverSource Investments to fees charged to other client accounts (with similar investment strategies to those of the Fund).


--------------------------------------------------------------------------------
54  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment, if applicable), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2009, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.


--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  55

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
56  RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT

RESULTS OF MEETING OF SHAREHOLDERS  --------------------------------------------

RiverSource Real Estate Fund

SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 2, 2009

(UNAUDITED)
A brief description of the proposal voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal is set forth below. A vote is based on total dollar interest in the Fund.

To approve a change in the classification of the Fund from a "diversified" fund to a "non-diversified" fund.

 DOLLARS VOTED    DOLLARS VOTED                      BROKERS
     "FOR"          "AGAINST"       ABSTENTIONS     NON-VOTES
-------------------------------------------------------------
99,849,911.665    6,960,459.394    5,041,513.400      0.000
-------------------------------------------------------------




--------------------------------------------------------------------------------
                          RIVERSOURCE REAL ESTATE FUND -- 2009 ANNUAL REPORT  57

RIVERSOURCE REAL ESTATE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                              S-6281 H (8/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended June 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Sector Series, Inc. were as follows:

                    2009 - $48,526   2008 - $45,300

(b) Audit - Related Fees. The fees for the year ended June 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Sector Series, Inc. were as follows:

                    2009 - $1,750   2008 - $1,590

(c) Tax Fees. The fees for the year ended June 30, to Ernst & Young LLP for tax compliance related services for RiverSource Sector Series, Inc. were as follows:

                    2009 - $6,678   2008 - $6,300

(d) All Other Fees. The fees for the year ended June 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Sector Series, Inc. were as follows:

                    2009 - $0       2008 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended June 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                    2009 - $644,434   2008 - $619,690

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            RiverSource Sector Series, Inc.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ---------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date September 2, 2009


By /s/ Jeffrey P. Fox
   ---------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date September 2, 2009